UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2005

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EP MedSystems, Inc.
(Exact name of registrant as specified in its charter)

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0-28260
(Commission File Number)

         New Jersey                                                                                       22-3212190
(State or other jurisdiction of                                                     (I.R.S. Employer Identification No.)
            incorporation)

575 Route 73 N. Building D, West Berlin, New Jersey 08091
(Address of principal executive offices, with zip code)

(856) 753-8533
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
                (17 CFR 240.14d-2(b))

           [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
                (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

            EP MedSystems, Inc. hereby incorporates by reference the contents of its press release, dated November 10, 2005, regarding its financial results and certain highlights from its second quarter 2005, attached hereto as Exhibit 99.1. The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement.

Item 9.01 Financial Statements and Exhibits

            (c)           Exhibits

                           Exhibit Number                     Description

                                99.1                                 Press Release dated November 10, 2005

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                            EP MEDSYSTEMS, INC.

Date:  November 14, 2005                                                   By:  /s/ Matthew C. Hill
                                                                                                    Matthew C. Hill
                                                                                                    Chief Financial Officer